Exhibit 10.1

SUBSCRIPTION AGREEMENT

DUSKA THERAPEUTICS, INC.

To: Duska Therapeutics, Inc.

This Subscription Agreement (this “Subscription Agreement”) is made by and between Duska Therapeutics, Inc., a Nevada corporation (the “Company”), and the undersigned prospective purchaser (the “Investor”) who is subscribing hereby for Units (the “Units”) each consisting of a share of common stock $0.001 par value (the “Common Stock”) of the Company, and a warrant to purchase one share of the Company’s common stock at an exercise price of $0.04 per share. The warrants will expire after three years from the date of issuance. The Investor has received that certain Investment Letter, dated December 15, 2006, and all exhibits and attachments referred to therein (the “Investment Letter”). The Units are offered and will be sold at a price of $0.02 per Unit. The Units are offered to Accredited Investors (hereinafter defined) only. All funds received by the Company pursuant to subscriptions for the Units will be deposited into the Company’s accounts and may be used by the Company upon the issuance to the Investor of the certificates representing the Units. The Company reserves the right to offer and sell a limited number of the Units through one or more placement agents (the “Placement Agents”).

In consideration of the Company’s agreement to sell Units to the Investor upon the terms and conditions summarized in the Investment Letter, the Investor or Company, as the case may be, agrees and represents as follows:

A. SUBSCRIPTION.

1. The Investor hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the signature page hereof at a purchase price of $0.02 cents per Unit. The Investor encloses herewith a check payable to “Duska Therapeutics, Inc.” in the amount of the purchase price of the Units for which the Investor is subscribing (the “Payment”).

2. The Company may reject any subscription, in whole or in part, for any reason. The Payment will be returned promptly if the Investor’s subscription is rejected. In addition, as described in Paragraph D.1 below, the Company may reduce the number of Units that the Investor will be entitled to purchase in the event that the Company has to allocate the Units available for sale among the Investor and other subscribers.

B. REGISTRATION.

The Company hereby grants to the Investor certain rights to register the shares purchased by the Investor. The terms, conditions and limitations of the foregoing registration rights are set forth on Exhibit A to this Subscription Agreement. The Investor hereby shall be bound by the terms and conditions set forth on Exhibit A.

C. REPRESENTATIONS AND WARRANTIES.

The Investor hereby represents and warrants to the Company (and any participating Placement Agents in this offering) as follows:

1. The Investor has sufficient liquid assets to sustain a loss of the Investor’s entire investment.

2. The Investor is an Accredited Investor as that term is defined in Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Act”). The Investor either alone or with the Investor’s representative(s), has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Units.

3. The Investor (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of his investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments that are not readily marketable that is so disproportionate as to cause such overall commitment to become excessive.

4. The Investor’s Units are being purchased for the Investor’s own account, for investment purposes only, not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part. No other person has or will have a direct or indirect beneficial interest in the Investor’s Units. The Investor will not sell, hypothecate or otherwise transfer the Investor’s Units unless: (a) there is an effective registration statement under the Act and applicable state securities laws covering any transaction involving such securities, or (b) an exemption from the registration requirements of the Act and such state laws is available and the Company receives an opinion of legal counsel from Investor, in form and substance satisfactory to the Company, that the transfer is exempt from registration.

5. The Investor has been furnished with and has carefully read the Investment Letter and is familiar with and understands the terms of the offering. In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representations or other information (whether oral or written) from the Company, other than as set forth in the Investment Letter and the various exhibits attached thereto, or as set forth in the Company’s public filings with the Commission. With respect to the Investor’s tax and other economic considerations involved in this investment, the Investor is not relying on the Company. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor’s professional legal, tax, accounting and financial advisors the suitability of an investment in the Units for the Investor’s particular tax and financial situation and has determined that the Units being subscribed for by the Investor are a suitable investment for the Investor.

6. The Company has made available to the Investor all documents and information that the Investor has requested relating to an investment in the Units.

7. The Investor has received, read, understands and is familiar with the Investment Letter, including, without limitation, the “Risk Factors” section contained therein and the exhibits attached thereto.

8. The Investor recognizes that the Company is an early development stage company that has not generated any revenues to date and is not expected to have any products commercially available for a number of years, if at all. Therefore, the Investor realizes that an investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Units.

9. If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other legal entity that is not a natural person: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required: (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Units, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity, (iii) the execution and delivery of this Subscription Agreement and all other instruments executed and delivered by such entity shall not violate, contravene or breach the entity’s charter and/or other formation documents, or any contract or agreement to which the entity is a party or is otherwise subject or bound, and (iv) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Units, unless each beneficial owner of such entity is qualified as an Accredited Investor within the meaning of Rule 501 (a) of Regulation D, and has submitted information substantiating such individual qualification.

D. UNDERSTANDINGS.

The Investor understands, acknowledges and agrees with the Company (and any Placement Agent participating in this offering) as follows:

1. This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion. In addition, in the event that the Company receives subscriptions for more Units than are offered in this offering, the Company may allocate the number of Units sold in this offering between the Investor and the other subscribers in any manner deemed equitable by the Company. If the Units sold in this offering are allocated by the Company among the Investor and the other subscribers and, as a result, the number of Units that the Investor will be sold is reduced, the unused portion of the Payment will be promptly returned to the Investor, without interest.

2. This Subscription is and shall be irrevocable, except that the Investor shall have no obligations hereunder in the event that this Subscription is rejected in full for any reason.

3. No Federal or state agency has made any finding or determination as to the accuracy or adequacy of the Investment Letter or as to the fairness of the terms of this offering for investment, nor any recommendation or endorsement of the Units.

4. The offering and sale of the Units is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act, and Rule 506 thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Investor herein and in the Questionnaire.

5. The offer and sale of the Units under the Investment Letter have not been registered. Accordingly, the Common Stock contained in the Units will not be freely transferable. Although the Company’s shares are listed for trading on the OTC Bulletin Board, the shares may not be offered and sold on the OTC Bulletin Board, or on any other public stock trading system, unless and until the shares have been registered for re-sale or until the Units are eligible for re-sale under Rule 144 under the Act. Even if the Units are registered or are eligible for sale under Rule 144, there may not be a significant market in such stock. There can also be no assurance as to the depth or liquidity of any market for the Company’s common stock or the prices at which holders may be able to sell the shares.

6. If the Company decides to use any Placement Agents, each of the Placement Agents will receive compensation in connection with the offering and sale of the Units but none of them will guarantee or assume responsibility for the operation or possible liability of the Company, and none of them will supervise or participate in the operation or management of the Company.

7. The Investor acknowledges that no general solicitation or general advertising (including, without limitation, communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Units has been made to him.

8. IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE INVESTMENT LETTER OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

9. THE UNITS MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR

UNDER APPLICABLE STATE SECURITIES LAWS. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

10. FOR RESIDENTS OF ALL STATES. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

E. INDEMNIFICATION.

The Investor shall indemnify and hold harmless the Company, and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Investor to the Company or omitted or alleged to have been made or omitted by the Investor, concerning the Investor or the Investor’s authority to invest or financial position in connection with the offering or sale of the Units, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire submitted by the Investor, against losses, liabilities and expenses for which the Company or any officer, director or control person of any such entity has not otherwise been reimbursed (including, without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.

F. MISCELLANEOUS.

1. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

2. Except as set forth in Paragraph D.1 herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

3. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Duska Therapeutics, Inc., Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004; or (ii) if to the Investor, at the address for correspondence set forth in the following Investor Questionnaire, or at such other address as may have been specified by written notice given in accordance with this Paragraph F.3.

4. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

5. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the Commonwealth of Pennsylvania, as such laws are applied by Pennsylvania courts to agreements entered into and to be performed in Pennsylvania by and between residents of Pennsylvania, and venue shall be in the federal and state courts located in Philadelphia, Pennsylvania. This Subscription Agreement may not be assigned by either party without the prior written consent of the other party.

This Subscription Agreement shall be binding upon the Investor, the Investor’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, its successors and permitted assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

6. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

G. SIGNATURE.

The signature page of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled “Signature Page,” appearing after the Investor Questionnaire.

INVESTOR

By:
Name:
Title:

DUSKA THERAPEUTICS, INC.

By:
Name:

Title:

INVESTOR QUESTIONNAIRE

Investor Name:

To: Duska Therapeutics, Inc.

The information contained in this Questionnaire is being furnished in order to determine whether the Investor’s subscription in the accompanying Subscription Agreement to purchase the Units described in the Investment Letter may be accepted. (Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the attached Subscription Agreement.)

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The Investor understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Act or meets the requirements of applicable state securities or “blue sky” laws. Further, the Investor understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.	PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS.

☐ Individual (including community property)

☐ Joint Tenants (rights of survivorship)

☐ Tenants in Common (no rights of survivorship)

☐ Partnership

☐ Corporation

☐ Trust

II.	IF YOU ARE AN INDIVIDUAL, PLEASE CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO YOU.

☐ 1.	I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

☐ 2.	I have had an individual income* in excess of $200,000 in each of 2004 and 2005 and I reasonably expect an individual income in excess of $200,000 for 2006.

☐ 3.	My spouse and I have had a joint income in excess of $300,000 in each of 2004 and 2005, and I reasonably expect a joint income in excess of $300,000 for 2006.

☐ 4.	I am a director or executive officer of Duska Therapeutics, Inc.

III.	IF THE INVESTOR IS NOT AN INDIVIDUAL, CHECK THE APPROPRIATE BOX THAT APPLIES TO YOU.

(i)	☐	A bank (as defined in Section 3(a)(2) of the Securities Act or savings and loan association (as defined in Section 3(a)(5) of the Securities Act), whether acting in its individual or fiduciary capacity.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining “income”, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(ii)	☐	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

(iii)	☐	An insurance company (as defined in Section 2(a)(13) of the Securities Act).

(iv)	☐	An investment company registered under the Investment Company Act of 1940, or a business development company as defined in said Investment Act.

(v)	☐	A Small Business Investment Company licensed by the U.S. Small Business Administration.

(vi)	☐	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality thereof, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

(vii)	☐	An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”), if the investment decision with respect to this investment is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

(viii)	☐	A private business development company as defined in the Investment Advisors Act of 1940.

(ix)	☐	A corporation, Massachusetts or similar business trust or partnership, or any tax exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

(x)	☐	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

OTHER CERTIFICATIONS.

By signing the Signature Page, I certify the following:

(a)	that I am at least 21 years of age;

(b)	that my purchase of the Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner); and

(c)	that the name, residence address and social security or taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

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IV. OTHER INFORMATION.

Investor address (for U.S. mail and Express Mail): (please print)

Name:

Street:

City:

State/Zip Code:

Telephone:

Fax No:

E-mail address:

Investor tax I.D. number:

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DUSKA THERAPEUTICS, INC.

SIGNATURE PAGE

Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

The Investor represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Company at (610) 660-6690 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.

Number of Units applied for	Date

Name of Investor (Print)	Signature

Tax I.D. Number	Name and, if the purchase is other than individual, the title of such person (Please Type or Print)

Name of Spouse if Co-owner (Print)	Signature of Spouse if Co-owner

THE UNITS AND UNDERLYING SECURITIES CONTAINED IN THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Duska Therapeutics, Inc., a Nevada corporation, hereby accepts the foregoing subscription subject to the terms and conditions hereof this      day of                     , 200    .

DUSKA THERAPEUTICS, INC.

By:
Name:
Its:

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SUBSCRIPTION AGREEMENT

DUSKA THERAPEUTICS, INC.

EXHIBIT A

1. Certain Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement to which this Exhibit is attached. As used in this Exhibit, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” and “Holders” means (i) the Investor, (ii) any other person who purchased Units pursuant to the Investment Letter, and (iii) any person holding Registrable Securities to whom the registration rights under any of the Subscription Agreements have been validly transferred.

“Registrable Securities” means the Common Stock underlying the Units purchased pursuant to the Investment Letter and any Common Stock of the Company issued or issuable in respect of the foregoing Units upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the federal Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

2. Registration.

2.1 Registration. The Company agrees to use its commercially reasonable best efforts to prepare and file a registration statement with the Commission as promptly as is reasonably practicable, and to cause such registration statement to become effective as promptly as reasonably practicable, and to take all steps necessary and proper to effect a registration of the Registrable Securities (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations), in order to permit or facilitate the sale and distribution by the Holders of all of their Registrable Securities. The Company shall provide the Investor notice, through a widely disseminated press release, of the closing of the offering pursuant to which the Units are being sold to qualified investors. The registration statement filed by the Company hereunder shall be a registration statement, at the Company’s option, on Form S-1, Form SB-2 or, if available, Form S-3, or any successor to such forms. The Company may, at its option, include shares of Common Stock held by other stockholders of the Company in any such registration statement filed under this Section 2.1. If requested by all of the Holders, the Company shall, together with all Holders, enter into an underwriting agreement in customary form with an investment banking firm or firms selected for such underwriting by all of the Holders, but subject to the Company’s reasonable approval.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Section 2.1 shall be borne by the Company, including, but not limited to, printing, legal and accounting expenses, Commission filing fees and “blue sky” fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of the underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of Units so registered or proposed to be so registered.

2.3 Registration Procedures. In the case of each registration effected by the Company pursuant to this Exhibit, the Company will keep each Holder advised in writing as to the filing of a registration statement and as to the completion of the registration. The Company will:

(a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its commercially reasonable best efforts to cause such registration statement to become and remain effective until (i) the December 31, 2007, or (ii) all of the Registrable Securities included in the registration statement have been sold, whichever comes first, except that the Company shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this Section 2.3;

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

Notwithstanding the foregoing, the Company shall notify each Holder whose securities are included in a registration of the happening of any event that makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Company shall ensure that the use of the prospectus may be resumed as soon as practicable. The Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Company declares one or more Blackout Periods, the time period set forth in Section 2.3(a)(i) shall be extended by the number of days that constitute any such Blackout Periods.

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2.4 Indemnification.

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Exhibit, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its officers and directors, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other holder of the Company’s securities covered by such registration statement, and each such holder’s officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.4(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.4(b).

(c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Exhibit unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional

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term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Termination of Registration Rights. The rights granted pursuant to Section 2.1 of this Exhibit shall terminate as to any Holder on December 31, 2007.

4. Transfer of Rights. The rights granted under Section 2 of this Exhibit may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Exhibit; (ii) written notice is promptly given to the Company; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Exhibit and by any other agreement reasonably necessary to ensure compliance with the Federal and state securities laws.

5. Lock-Up. In the event the Company seeks to sell its securities in an underwritten public offering, the Company may, at the request of the underwriter for such offering, impose on each Holder a so-called “lock-up” period in connection with the public offering of not more than twelve months from the effective date of the registration statement for the public offering covering all of the Holder’s shares of the Company’s Common Stock.

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